SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              PROGINET CORPORATION
                              --------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x ]    No fee required

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[  ]    Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Date Filed:

                              PROGINET CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 24, 2002

                  To the Stockholders of Proginet Corporation:

         NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Proginet Corporation, a Delaware corporation (the "Company"), will be held on Thursday, October 24, 2002 at 5:00 p.m. local time, at the conference facility of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174, 9th floor for the following purposes:

         1.    To elect four  directors  of the  Company to serve until the next
               Annual  Meeting  of  Stockholders   and  until  their  respective
               successors shall have been duly elected and qualified;

         2. To ratify the appointment of Grant Thornton LLP to serve as the Company's independent certified public accountants for the fiscal year ending July 31, 2003; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on September 24, 2002 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the Company at 200 Garden City Plaza, Garden City, NY 11530, at the offices of CIBC Mellon Trust Company, the transfer agent of the Company, located at The Oceanic Plaza, 1066 West Hastings Street, Suite 1600, Vancouver, British Columbia V6E 3X1 or at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174.

         Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope to CIBC Mellon Trust Company, the transfer agent of the Company, located at The Oceanic Plaza, 1066 West Hastings Street, Suite 1600, Vancouver, British Columbia V6E 3X1.

                                           BY ORDER OF THE BOARD OF DIRECTORS,



                                           Kevin M. Kelly
                                           President and Chief Executive Officer

Garden City, New York
September 30, 2002

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

--------------------------------------------------------------------------------
                                    IMPORTANT

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.
--------------------------------------------------------------------------------

                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                              PROGINET CORPORATION

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

         The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Proginet Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on October 24, 2002, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders (the "Stockholders") of the Company is September 30, 2002. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended July 31, 2002, which accompanies this Proxy Statement. The Company's principal executive offices are located at 200 Garden City Plaza, Garden City, New York 11530, and its telephone number is (516) 248-2000. The Company can also be reached on the Internet at www.proginet.com.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional solicitation materials furnished to the Stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of proxies by mail, proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile or personal interview.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Stockholders will consider and vote upon the following matters:

         1. The election of four directors to the Company's Board of Directors to serve until the Company's 2003 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

         2. The ratification of the appointment of Grant Thornton LLP as the independent certified public accountants of the Company for the fiscal year ending July 31, 2003; and

         3. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below and in favor of ratification of the appointment of independent certified public accountants. In the event a Stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on September 24, 2002 as the record date (the "Record Date") for determining Stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 13,152,554 shares of Common Stock, issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to Stockholders for approval at the Annual Meeting.

         The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. The ratification of independent certified public accountants requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, at least 34% of the outstanding shares of Common Stock as of the Record Date, are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                               SECURITY OWNERSHIP

                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 24, 2002, information with respect to the beneficial ownership of the Company's Common Stock by (i) each Stockholder known by the Company to own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table herein titled "Executive Compensation"; and (iv) all current directors and officers of the Company as a group. Unless otherwise noted, each of the Stockholders has sole voting and investment power with respect to the shares beneficially owned by them.


------------------------------------------------------------------------------------------------------
 Name and Address                           Amount and Nature of Beneficial          Percent of
of Beneficial Owner (1)                     of Beneficial Ownership (2)             Common Stock (2)
------------------------------------------------------------------------------------------------------
John C. Daily                                     314,000 (3)                               2.19%
18 Holly Lane
Rye, NY  10580
------------------------------------------------------------------------------------------------------
Dr. E. Kelly Hyslop                               489,494 (3)                               3.41%
Ard na Gaoithe
Knockeen, Goleen
W.Cork, Ireland
------------------------------------------------------------------------------------------------------
Stephen Sternbach                                 122,500 (3)                                .85%
11 Phaeton Drive
Melville, NY  11747
------------------------------------------------------------------------------------------------------
Kevin M. Kelly                                    906,918 (3)                               6.32%
------------------------------------------------------------------------------------------------------
Kevin Bohan                                       319,641 (3)                               2.23%
------------------------------------------------------------------------------------------------------
Debra A. DiMaria                                   92,500 (3)                                .94%
------------------------------------------------------------------------------------------------------
Arne H. Johnson                                    92,500 (3)                                .64%
------------------------------------------------------------------------------------------------------
All the Officers and Directors as a             2,457,003                                  17.12%
Group (8 persons)
------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the address of each beneficial owner is the care of Proginet Corporation, 200 Garden City Plaza, Garden City, New York 11530.

(2) A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this proxy statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming all options, warrants or convertible securities that are held by such person (but not held by any other person) and which are exercisable or convertible within 60 days of this proxy statement have been exercised or converted. The percentage of ownership of all officers and directors as a group assumes a base of 14,355,172, consisting of 13,152,554 shares of common stock outstanding as of September 24, 2002 and 1,202,618 options calculated as described above.

(3) The amount of beneficial ownership includes both common stock held and options owned and exercisable within 60 days after September 24, 2002. The specific number of options for each individual is as follows: John
         C. Daily - 267,059,  E. Kelly  Hyslop - 165,294,

         Stephen Sternbach - 110,000, Kevin M. Kelly -318,765, Kevin Bohan - 104,000, Debra DiMaria - 75,000, Arne Johnson - 92,500, and all officers and directors as a group 1,202,618.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended July 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL 1 - ELECTION OF DIRECTORS; NOMINEES

         At the Annual Meeting, stockholders will elect four (4) directors to serve until the annual meeting of stockholders scheduled to be held in the year 2003 and until their respective successors are elected and qualified. Each of the nominees has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

INFORMATION ABOUT NOMINEES

         The following table sets forth certain information with respect to the directors of Proginet Corporation.

Name                                  Age                  Position
--------------------------------------------------------------------------------
John C. Daily (1)(2)                  59                   Director, Chairman
--------------------------------------------------------------------------------
Dr. E. Kelly Hyslop (1)(2)(3)         Not Available        Director
--------------------------------------------------------------------------------
Stephen Sternbach (1)(2)(3)           47                   Director
--------------------------------------------------------------------------------
Kevin M. Kelly (3)                    56                   Director, President
                                                           and Chief Executive
                                                           Officer
--------------------------------------------------------------------------------

(1) Member of the Audit Committee of the Board of Directors.
(2) Member of the Compensation Committee of the Board of Directors.
(3) Member of the Nominating Committee of the Board of Directors.


         John C. Daily has been Chairman of the Board since December 1998 and a Director of the Company since 1993. He has been Managing Director and Principal of Christian & Timbers, an executive search firm, since May 1997. Mr. Daily also served as Senior Vice President of Handy HRM, an executive search firm, from 1995 to May 1997; and President and Chief Executive Officer of Image Business Systems, a software development company, from June 1994 to December 1994.

         Dr. E. Kelly Hyslop has been a Director of the Company since September 1996. He practiced as a medical doctor from 1969 through 1995 and has now retired. He has been involved with many public and private emerging growth companies as a strategic and financial advisor. He is currently Chief Executive Officer of various companies in Gibraltar.

         Stephen Sternbach has been a Director of the Company since November 1999. Mr. Sternbach has been the President, Chief Executive Officer and a director of Star Multi Care Services, Inc., a health care provider based on Long Island, since 1986. Star Multi Care is publicly traded on the OTC- Bulletin Board under the symbol SMCS.

         Kevin M. Kelly is the President and Chief Executive Officer of the Company. Mr. Kelly became President of the Company in June 1994, and had previously served as an outside director for 2 years. From 1992 to June 1994, Mr. Kelly served as Chief Operating Officer of CDC Systems, where he managed an armored car company of over 1500 employees. He was also Senior Vice President of Nationar Bank in New York from 1984 to 1992, a correspondent commercial bank, and previously he was Division Executive and Vice President of Chase Manhattan Bank, a global banking organization. Mr. Kelly holds a Bachelor of Science degree in Mathematics from Iona College.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the non-director executive officers of the Company (as of September 24, 2002):

--------------------------------------------------------------------------------
Kevin Bohan             33          Chief Technology Officer
--------------------------------------------------------------------------------
Debra DiMaria           40          Chief Financial Officer, Corporate
                                    Secretary
--------------------------------------------------------------------------------
Arne H. Johnson         53          Vice President of Product Management,
                                    Indirect Channels and Systems Engineering
--------------------------------------------------------------------------------


         Kevin Bohan has served as Chief Technology Officer of the Company since September 2001. He joined the Company in 1989 as a Network Engineer, and became manager of Customer Support in 1994. He was named Vice President of Sales and Customer Support in 1998 and served as such through September 2001. Previously, Mr. Bohan served on the Board of Directors of OSINET Corporation, a non-profit standards based software association, and has served as Chairman of the North American Open System Implementers Workshop at the United States National
Institute of Standards and Technology. His standards work included work on directory services. Mr. Bohan holds a Bachelor of Arts degree in Accounting from Iona College. In September 2001, Mr. Bohan was named Chief Technology Officer. Kevin Bohan is Kevin M. Kelly's nephew.

         Debra DiMaria has served as Chief Financial Officer and Corporate Secretary of the Company since December 2000. Before coming to Proginet, Ms. DiMaria spent fifteen years with Grant Thornton LLP, an international accounting and consulting firm. A 1985 graduate of St. John's University with a degree in Accounting, Ms. DiMaria earned the professional title of CPA in New York State in 1990. She is a member of the New York State Society of CPAs and the American Institute of CPAs.

         Arne H. Johnson has served as Vice President of Product Management, Indirect Channels and Systems Engineering of the Company since January 2001. Mr. Johnson was the Company's Vice President of Development from June 1997 to January 2001. From 1992 to June 1997, he served as President of Huntington Consulting Group, a software consulting company, where his clients included J.P. Morgan Investment Management. Mr. Johnson also served as Senior Vice President and Vice President of Nationar Bank, a correspondent commercial bank from 1985 to 1992, and as Vice President of Chase Manhattan Bank, a global banking organization, from 1978 to 1985. Mr. Johnson holds a Bachelors degree in Systems Engineering from Polytechnic Institute of New York and a Masters of Business Administration degree from Pace University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended July 31, 2002, the Board of Directors held six (6) meetings. During such year, no director attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served on the Board of Directors, and (ii) the total number of meetings of committees of the Board of Directors held during the period he served on such committees.

         The Compensation Committee, which during fiscal year 2002 was comprised of Mr. Sternbach, Mr. Daily and Dr. Hyslop, has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements of the Company. The Compensation Committee met once during fiscal 2002.

         The Audit  Committee  was  comprised of Mr.  Daily,  Dr. Hyslop and Mr.
Sternbach during fiscal year 2002, all of whom meet the independence requirements for audit committee members under the listing standards of the NASDAQ National Market.

         The Audit Committee's function is to nominate independent certified public accountants, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent certified public accountants' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent certified public accountants and management, and matters of concern to the independent certified public accountants resulting from the audit. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors on May 18, 2000. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met twice during fiscal 2002.

         The Nominating Committee was composed of Dr. Hyslop, Mr. Kelly and Mr. Sternbach during fiscal year 2001. The Nominating Committee's function is to propose the slate of nominees of directors to be elected by the Stockholders (and any directors to be elected by the Board to fill vacancies), and to recommend to the Board of Directors, the directors to be selected for membership on the various board committees. The Nominating Committee met once during fiscal 2002.

AUDIT COMMITTEE REPORT

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent certified public accountants have the responsibility for the examination of the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended July 31, 2002, the Audit
Committee:

     o reviewed and discussed the audited financial statements for the fiscal year ended July 31, 2002 with management and Grant Thornton, LLP ("Grant Thornton"), the Company's independent certified public accountants;

     o discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     o received the written disclosures and the letter from Grant Thornton regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also discussed Grant Thornton's independence with Grant Thornton and considered whether the provision of non-audit services rendered by Grant Thornton was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see Proposal 2 below).

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended July 31, 2002 be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for that year.

                                            Respectfully,

                                            John C. Daily
                                            Dr. E. Kelly Hyslop
                                            Stephen Sternbach

EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years ended July 31, 2002, 2001 and 2000, information concerning total compensation paid to our chief executive officer and each of the other executive officers who received in excess of $100,000 for services rendered during the fiscal year ended July 31, 2002, in all capacities to the Company (the "Named Executive Officers"). In accordance with the rules of the SEC, the compensation described in this table does not include perquisites and other personal benefits totaling less than 10% of the total salary and bonus reported. The columns for "Other Annual Compensation" and "All Other Compensation" have been omitted because there is no such compensation required to be reported.


                                                                              Long - Term
                                       Annual Compensation                    Compensation
                                           $(US)                                 Awards
-----------------------------------------------------------------------------------------------------
Name and Principal
Position                             FY          Salary $             Bonus $         Options Granted
-----------------------------------------------------------------------------------------------------
Kevin M. Kelly                       02           200,000             15,000              50,000
Chief Executive Officer              01           200,000             30,000                  --
and President                        00           200,000                  0             293,765
-----------------------------------------------------------------------------------------------------
Kevin Bohan                          02            88,000 (1)         30,275              30,000
Chief Technology Officer             01            81,333 (1)         18,534               8,000
                                     00            80,000 (1)         26,954              50,000
-----------------------------------------------------------------------------------------------------
Debra A DiMaria                      02           145,000              7,500              25,000
Chief Financial Officer              01            96,201 (2)             --              75,000
-----------------------------------------------------------------------------------------------------
Arne Johnson                         02           145,000              6,000              30,000
Vice President of                    01           145,000              5,000              50,000
Product Management,                  00           145,000                 --              25,000
Indirect Channels and
System Engineering
-----------------------------------------------------------------------------------------------------

     (1) Commission earned on sales achieved for domestic sales license revenue

     (2) Reflects payment of salary to Ms. DiMaria from December 11, 2000 upon commencement of her employment with the Company through July 31, 2001.

         STOCK OPTIONS

         The following table provides information respect to the stock option grants made to the Named Executive Officers during fiscal year 2002. No stock appreciation rights were granted during fiscal year 2002 to the Named Executive Officers.

-------------------------------------------------------------------------------------------------------------
                                 Number of
                              Securities Under     % of Total Options
                               Options Grants          Granted to            Exercise price   Expiration Date
           Name                    Year           Employee(s) in Fiscal         ($U.S.)           ($U.S.)
-------------------------------------------------------------------------------------------------------------
Kevin M. Kelly                    50,000                  7%                      $.16             9/20/10
-------------------------------------------------------------------------------------------------------------
Kevin Bohan                       30,000                  4%                      $.16             9/20/10
-------------------------------------------------------------------------------------------------------------
Debra A. DiMaria                  25,000                  4%                      $.16             9/20/10
-------------------------------------------------------------------------------------------------------------
Arne H. Johnson                   30,000                  4%                      $.16             9/20/10
-------------------------------------------------------------------------------------------------------------


The following table provides information with respect to the number of outstanding stock options held by each of the Named Executive Officers as of July 31, 2002.


                                     Number of Securities Underlying
                                 Unexercised Options at Fiscal Year-End
--------------------------------------------------------------------------------
Name of Executive Officer      Exercisable               Unexercisable
--------------------------------------------------------------------------------
Kevin M. Kelly                   318,765                        --
--------------------------------------------------------------------------------
Kevin Bohan                      104,000                     4,000
--------------------------------------------------------------------------------
Debra A. DiMaria                  50,000                    50,000
--------------------------------------------------------------------------------
Arne H. Johnson                   92,500                        --
--------------------------------------------------------------------------------

There is no value of the unexercised options based upon the market value of the common stock of $.13 per share on July 31, 2002. Additionally, there were no stock options exercised by any of the Named Executive Officers for the fiscal year ending July 31, 2002.

DIRECTOR COMPENSATION

The Company compensates its non-employee directors by granting them each options
for  40,000  shares  annually.   The  Company  also  compensates  directors  for
reasonable expenses incurred in attending meetings of the Board of Directors.

MANAGEMENT CONTRACTS AND CHANGE-IN-CONTROL AGREEMENTS

The Company has entered into a "management agreement" with Kevin M. Kelly. When a change of control in the Company occurs, this agreement provides for:

o A lump sum payment equal to the present value of the aggregate of the executive's base compensation (equal to the highest rate of base compensation in effect during the three-year period immediately preceding the termination) for the eighteen month period following the termination and the aggregate amount of annual bonuses (equal to the highest aggregate amount of such bonuses that the executive received in any one of the three years preceding the termination) that the executive would have received for the eighteen month period following the termination.

o Continuation at the Company's expense of all benefits to which the executive was entitled prior to termination for a period of eighteen months.

There are no other Management Contracts or Change in Control Agreements for any of the executives or employees of the Company.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2

                    RATIFICATION AND APPROVAL OF APPOINTMENT

                   OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Grant Thornton LLP, as the independent certified public accountants of the Company for the fiscal year ending July 31, 2003, subject to ratification by the Stockholders. The firm of Grant Thornton LLP has audited the books of the Company since fiscal year 2000. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

         Audit fees billed to the Company by Grant Thornton for its audit of the Company's annual financial statements for the year ended July 31, 2002 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the SEC for that year totaled $77,330.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not engage Grant Thornton to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended July 31, 2002.

ALL OTHER FEES

         Fees billed to the Company by Grant Thornton during the Company's 2002 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $8,600.

         In connection with the recently revised standards for independence of the Company's independent certified public accountants promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Grant Thornton.

VOTE REQUIRED

         Ratification of the appointment of Grant Thornton LLP as the independent certified public accountants of the Company requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS

OTHER MATTERS

         The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company not later than June 2, 2003 for inclusion in the Company's proxy statement and form of proxy card for that meeting. Notices of stockholder proposals relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy, will be considered untimely, and thus the Company's proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after July 16, 2003.

FORM 10-KSB

         Included with this Proxy Statement is the Company's 2002 Annual Report which contains the Company's Form 10-KSB for the fiscal year ended July 31, 2002. The exhibits to the Annual Report on Form 10-KSB for the fiscal year ended July 31, 2002 may be obtained by any stockholder without charge upon written request to the Corporate Secretary, at the Company's principal offices, 200 Garden City Plaza, Garden City, NY 11530. The Company's filings can also be found at http://www.sec.gov.

                                             By Order of the Board of Directors


                                             John C. Daily
                                             Chairman

Garden City, New York
September 30, 2002

PROXY                                                                     PROXY
                             PROGINET CORPORATION

               ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 24, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of Common Stock of PROGINET CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Kevin M. Kelly and Debra A. DiMaria, and each of them, proxies, with full power of substitution for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the 2002 Annual Meeting of Stockholders of Proginet Corporation, to be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York on Thursday, October 24, 2002 at 5:00 p.m., local time and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement and Annual Report relating to the meeting.

         Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth below.

1.       Election of Directors:
         |_|      FOR all nominees listed below                             |_|     WITHHOLD
                  (except as indicated to the contrary below)                       Authority to vote for all nominees listed below

Nominees:  Kevin M. Kelly,  John C. Daily, Dr. E. Kelly Hyslop, and Stephen Sternbach.

(Instruction:  To withhold  authority to vote for any  individual  nominee,  write that nominee's name in the space provided below the WITHHOLD box)


2.       Ratification  of the  appointment of Grant Thornton LLP as independent  certified  public  accountants for the fiscal year ending July 31, 2003.
         FOR      |_|                       AGAINST  |_|    ABSTAIN                     |_|


                                                                                This Proxy is solicited on behalf of the
                                                                                Board of Directors and,  unless contrary
                                                                                instructions  are  indicated,   will  be
                                                                                voted FOR the  election of all  nominees
                                                                                for director,  and FOR the  ratification
                                                                                of   Grant   Thornton   as   independent
                                                                                certified public accountants.

                                                                                In their  discretion,  the  Proxies  are
                                                                                authorized   to  vote  upon  such  other
                                                                                matters as may properly  come before the
                                                                                meeting    or   any    adjournment    or
                                                                                postponement thereof.

                                                                                Dated:  __________________________, 2002

                                                                                ________________________________________

                                                                                ________________________________________
                                                                                Signature of Stockholder(s)

                                                                                ________________________________________
                                                                                (Title, if appropriate)



                 THIS PROXY SHOULD BE DATED, SIGNED AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE
